AMENDMENT NO. 1 TO
                           THE GAP, INC.
                  1996 STOCK OPTION AND AWARD PLAN

The Gap, Inc., having adopted The Gap, Inc. 1996 Stock Option and Award Plan (the "Plan") effective as of March 26, 1996, hereby amends the Plan, effective as of May 20, 1997, as follows:

	1.	The second sentence of Section 9.1.1 is hereby amended in its entirety to read as follows:

      Such Option shall be granted upon appointment to the Board.

	2.	The third sentence of Section 9.1.1 is hereby amended in its entirety to read as follows:

      Thereafter, for so long as the Nonemployee Director remains such, he or she annually shall be granted an Option for an additional 2,500 Shares.

	3.	The first sentence of Section 9.1.2 is hereby amended in its entirety to read as follows:

     Each Nonemployee Director who became a Nonemployee Director prior to the effective date of the Plan annually shall be granted an Option to purchase 2,500 Shares for as long as he or she remains a Nonemployee Director.

	IN WITNESS WHEREOF, The Gap, Inc., by its duly authorized officer, has executed this Amendment No. 1 as of the date indicated below.


							THE GAP, INC.




Date: May 20, 1997        					By       /s/  Anne B. Gust
                  								     Title: Senior Vice President
                       								       and General Counsel